United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of earliest event) August 13, 2004


                        Commission File Number: 333-61547

                           CONTINENTAL RESOURCES, INC.
             (Exact name of registrant as specified in its charter)


           Oklahoma                     333-61547                73-0767549

(State or other jurisdiction of        (Commission            (I.R.S. Employer
incorporation or organization)         File Number)          Identification No.)


302 N. Independence, Suite 1500, Enid, Oklahoma                    73701

   (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (580) 233-8955

          ------------------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        i. The Registrant was advised by letter dated August 13, 2004 that Ernst & Young LLP, or Ernst & Young, had resigned from serving as the independent accountant for the Registrant.

       ii. The report of Ernst & Young on the Registrant's financial statements for its fiscal years ended December 31, 2002 and 2003 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

      iii. Neither the Registrant's Board of Directors nor its Audit Committee recommended any change of accountants.

       iv. During the Registrant's fiscal years ended December 31, 2002 and 2003 and during the period between December 31, 2003 and the date of this Form 8-K, there were no disagreements between the Registrant and Ernst & Young on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the subject matter of the disagreement(s) in connection with Ernst & Young's reports for such years.

        v. During the Registrant's fiscal years ended December 31, 2002 and 2003 and during the period between December 31, 2003 and the date of this Form 8-K, there were no reportable events as defined in
             Item 304(a)(1)(v) of Regulation S-K

     The Registrant provided Ernst & Young with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Ernst & Young's letter dated August 17, 2004, stating that Ernst & Young has found no disagreement with such statements.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION  AND EXHIBITS

(c) Exhibits:

       16 Letter dated August 17, 2004 from Ernst & Young to the Registrant regarding statements made by the Registrant regarding the resignation of Ernst & Young as the independent accountant for the Registrant.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 18, 2004                   Continental Resources, Inc.

                                         By: ROGER V. CLEMENT
                                             Roger V. Clement
                                             Senior Vice President and
                                               Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit
  No.       Description                         Method of Filing
-------     -----------                         ----------------

  16        Letter dated August 17, 2004 from   Filed herewith electronically
            Ernst & Young to the Registrant
            regarding statements made by the
            Registrant regarding the
            resignation of Ernst & Young as
            the independent accountant for the
            Registrant.